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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                January 24, 2000

                           INTERFOODS OF AMERICA, INC.
                           ---------------------------
             (Exact name of registrant as specified in this charter)

     NEVADA                       000-21093                59-3356011
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 (State or other jurisdiction    (Commission             (IRS Employer
 of incorporation                 File Number)           Identification No.)


         9400 SOUTH DADELAND BOULEVARD, SUITE 720, MIAMI, FLORIDA 33156
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              (Address and Zip Code of Principal Executive Offices)

Issuer's Telephone Number: (305) 670-0746

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 11, 2000, the Registrant, pursuant to an Asset Purchase Agreement, purchased 37 Popeyes Chicken Franchises from Ellis Enterprises, including the real estate upon which 34 of the franchises are located. Neither Ellis Enterprises, Inc., or any of its principals are affiliated with the Registrant. Of the 37 franchises, 31 are located in Mississippi and 6 are located in Louisiana. The purchase price for the 37 franchises was $34,000,000, of which the Registrant financed 100%.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.  OTHER EVENTS.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

     Not applicable.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

         (a)      EXHIBITS

                  Audited financial statements for Ellis Enterprises, Inc. will be filed upon the completion of the audit.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           INTERFOODS OF AMERICA, INC.
                           ---------------------------
                                  (Registrant)


                           By:     /S/ROBERT S. BERG
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                               Robert S. Berg, Chief Executive Officer

Dated: January 24, 2000.